EXHIBIT 10.1

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT dated as of March 30, 2011 (this “Amendment”), is entered into among WILLIS NORTH AMERICA INC., a Delaware corporation (the “Borrower”), WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY, a company incorporated under the laws of Ireland having company number 475616 (the “Parent”), the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS

A.           The Borrower, the Parent, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of October 1, 2008 (as amended and modified from time to time, including by this Amendment, the “Credit Agreement”).

B.           The parties hereto have agreed to amend the Credit Agreement as provided herein.

C.           In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.           Amendment to Section 7.07 (Negative Covenants; Restricted Payments).  Clause (g) of Section 7.07 of the Credit Agreement is hereby amended by deleting the reference to “2.50 to 1.00” therein and replacing it with “2.75 to 1.00” in lieu thereof.

2.           Effectiveness; Conditions Precedent.  This Amendment shall be effective as of the date hereof (the “Amendment Effective Date”) upon satisfaction of each of the following conditions:

(a)           Executed Documents.  The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Parent, the Required Lenders and the Administrative Agent.

(b)           Fees and Expenses.  The Borrower shall have paid (i) to the Administrative Agent (or its applicable affiliate), all fees and expenses required to be paid on or before the date hereof in connection with this Amendment, in accordance with Section 10.04 of the Credit Agreement or any other Loan Document, and (ii) to the Administrative Agent for the benefit of each Lender consenting to this Amendment, as consideration for each such Lender’s consent, an amendment fee in an amount equal to (A) 0.05% times (B) the sum of (1) the aggregate Outstanding Amount of all Term Loans of such consenting Lender plus (2) the principal amount of such consenting Lender’s Dollar Revolving Credit Commitment plus (3) the principal amount of such consenting Lender’s Multicurrency Revolving Credit Commitment, provided that such fee shall only be paid to those Lenders whose signature page is actually received (whether as an original or via acceptable electronic transmission) by the Administrative Agent (or its counsel) on or prior to Noon (Eastern Time) on March 29, 2011.

3.           Ratification of Loan Documents.  Each of the Parent and the Borrower acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (as amended hereby).

4.           Authority/Enforceability.  Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)           It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)           This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)           No consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)           The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries’ Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its Subsidiaries.

5.           Representations and Warranties of Borrower and Parent.  Each of the Parent and the Borrower represents and warrants that after giving effect to this Amendment (a) the representations and warranties of (i) the Parent and the Borrower contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, if such representation or warranty is itself modified by materiality or Material Adverse Effect, it shall be true and correct in all respects) as of the date hereof, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and (B) the making of the representation and warranty contained in Section 5.04(b) of the Credit Agreement and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

6.           Counterparts/Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Amendment by telecopy or electronic mail shall be effective as an original.

7.           Reference to the Effect of the Credit Agreement.

(a)           As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.  This Amendment shall constitute a Loan Document.

(b)           Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the

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Administrative Agent under the Credit Agreement, nor constitute a waiver or amendment of any other provision of the Credit Agreement or for any purpose except as expressly set forth herein.

8.           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE PROVISIONS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE, MUTATIS MUTANDIS, AS IF FULLY SET FORTH HEREIN.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	WILLIS NORTH AMERICA INC.

	By:	/s/ Adam G. Ciongoli
	Name:	Adam G. Ciongoli
	Title:	Secretary

PARENT:	WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY

GIVEN under common seal of WILLIS GROUP HOLDING PUBLIC LIMITED COMPANY and delivered as a deed

/s/ Michael K. Neborak
Director/Sealing Committee Member

/s/ Adam G. Ciongoli
Director/Secretary/Sealing Committee Member

Willis North America, Inc.
Fifth Amendment to Credit Agreement
Signature Pages

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Jacob Garcia
	Name:	Jacob Garcia
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A. as a Lender and the Swing Line Lender

	By:	/s/ Jacob Garcia
	Name:	Jacob Garcia
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Erin O'Rourke
Name:	Erin O'Rourke
Title:	Managing Director

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Simon Costello
Name:	Simon Costello
Title:	Fl Portfolio Management

SUNTRUST BANK

By:	/s/ K. Scott Bazemore
Name:	K. Scott Bazemore
Title:	Vice President

ING CAPITAL LLC

By:	/s/ Mark R. Newsome
Name:	Mark R. Newsome
Title:	Managing Director

Willis North America, Inc.
Fifth Amendment to Credit Agreement
Signature Pages

LLOYDS TSB BANK PLC

By:	/s/ Alastair Jones
Name:	Alastair Jones
Title:	Relationship Manager

MORGAN STANLEY BANK

By:	/s/ Harry Comninellis
Name:	Harry Comninellis
Title:	Authorized Signatory

BARCLAYS BANK PLC

By:	/s/ Martin French
Name:	Martin French
Title:	Director – Debt Finance

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NY BRANCH

By:	/s/ Glenn Schuermann
Name:	Glenn Schuermann
Title:	Authorized Signatory

SCOTIABANK EUROPE PLC

By:	/s/ Bram Cartmell
Name:	Bram Cartmell
Title:	Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Daniel R. Raynor
Name:	Daniel R. Raynor
Title:	Senior Vice President

Willis North America, Inc.
Fifth Amendment to Credit Agreement
Signature Pages

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ John H. Lewin
Name:	John Lewin
Title:	Vice President

COMERICA BANK

By:	/s/ Aurora Battaglia
Name:	Aurora Battaglia
Title:	Vice President

DANSKE BANK

By:	/s/ Peter Hughes	/s/ C. Power
Name:	Peter Hughes	C. Power
Title:	Deputy General Manager	Manager

THE NORTHERN TRUST COMPANY

By:	/s/ Michael Kingsley
Name:	Michael Kingsley
Title:	Senior Vice President

ALLIED IRISH BANKS, P.L.C.

By:	/s/ Shreya Shah	/s/ Michael Reilly
Name:	Shreya Shah	Michael Reilly
Title:	Vice President	Vice President

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH

By:	/s/ Shaohui Yang
Name:	Shaohui Yang
Title:	Deputy General Manager

Willis North America, Inc.
Fifth Amendment to Credit Agreement
Signature Pages

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. (NEW YORK BRANCH)

By:	/s/ Priscilla Hsing
Name:	Priscilla Hsing
Title:	Vice President & Deputy General Manager

CHANG HWA COMMERCIAL BANK

By:	/s/ Eric Y.S. Tsai
Name:	Eric Y.S. Tsai
Title:	V.P. & General Manager

Willis North America, Inc.
Fifth Amendment to Credit Agreement
Signature Pages